                                                                      Exhibit 24

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of Mark Andrews appears here)
                        ________________________________________
                                       Mark Andrews

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of W.M Blumenthal appears here)
                        __________________________________________
                                      W.M. Blumenthal

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of M. Kathryn Eickhoff appears here)
                        _______________________________________________
                                       M. Kathryn Eickhoff

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of Peter T. Flawn appears here)
                        ___________________________________________
                                       Peter T. Flawn

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of Henry U. Harris, Jr. appears here)
                        ________________________________________________
                                      Henry U. Harris, Jr.

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of Belton K. Johnson appears here)
                        _____________________________________________
                                        Belton K. Johnson

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of John B. McCoy appears here)
                        _________________________________________
                                       John B. McCoy

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of Joseph J. Sisco appears here)
                        ___________________________________________
                                     Joseph J. Sisco

                                  TENNECO INC.

                               POWER OF ATTORNEY


    The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

        1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

        (a) Tenneco Inc. Thrift Plan
        (b) The Packaging Corporation of America 401(k)
              Savings Plan
        (c) J.I. Case Company Tax Deferred Savings Plan for Hourly Paid Employees at the Wichita Plant
        (d) J.I. Case Company Guaranteed Sharing Benefits and Tax Deferred Savings Plan
        (e) Tenneco Automotive 401(k) Savings Plan for Hourly
              Employees
        (f) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees
        (g) 401(k) Plan for Hourly Employees of Albright & Wilson Americas Inc. - Charleston, SC

        2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

    Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 28th day of June, A.D. 1994.


                        (Signature of William L. Weiss appears here)
                        ____________________________________________
                                      William L. Weiss